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EXHIBIT 99.1
Description of Slides Regarding the Company's Presentation at the Salomon Smith Barney Entertainment Media and Telecommunications Conference in Arizona on January 8, 2001.

Slide 01

Large McLeodUSA logo.


Slide 02

The Telecommunications Landscape. . .

 .  Incumbents
 .  Competitive Providers
 .  McLeodUSA

McLeodUSA logo.    . . . is changing rapidly


Slide 03

Our View . . .

 .  Opportunity
 .  Plan
 .  Execution

McLeodUSA logo.    . . . is unchanged


Slide 04

Framing Our View . . .

Sustainable
Levered
Assets

McLeodUSA logo.    . . . value creation

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Slide 05

Core Components . . .

[Three circles overlapping in part each of the other two circles. The text "People" is printed in the top circle; the text "Capital" is printed in the lower right circle; the text "'Execution" is printed in the lower left circle; and the text "Sustainable Levered Assets" is printed in the center of where the three circles overlap.]

McLeodUSA logo.    . . . keys to success


Slide 06

Management Strength . . .

[Centered on the slide is a photograph of Roy Wilkens, Clark McLeod and Steve Gray.]

McLeodUSA logo.    . . . proven leadership, proven execution


Slide 07

Large McLeodUSA logo.

Steve Gray


Slide 08

2000 Key Accomplishments. . .

 .  People
 .  Assets
 .  Execution

McLeodUSA logo.    . . .  remain our priorities in 2001


Slide 09

Our Progress. . .

                                  1999                     2000E
                                  ----                     -----
People                            8,100                    10,500
Revenue                           $909 million             $1.395B

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EBITDA                            $59 million              $60 million*
Route Miles                       10,036                   24,500
Lines                             679K                     1.080M
Directories                       19 million               27 million

*Includes $55M negative EBITDA from Splitrock Acquisition

McLeodUSA logo.              . . . is substantial


Slide 10

Customer Focused. . .

[On the left two-thirds of the slide appears a map of the continental United States, showing the 48 states therein. The two letter postal state abbreviation symbols "WA," "OR," "ID," "MT," "WY," "UT," "CO," "AZ," "NM," "TX," "OK," "KS,"
"NE," "SD," "ND," "MN," "WI," "IA," "MO," "AR," "LA," "IL," "IN," "OH," "MI,"
appear within the respective boundaries of the state which each symbol represents. These states are colored yellow. The remaining states are colored gray. The following numerical percentages appear within the following states:
Idaho "3%"; Utah "5%" (representing Salt Lake City); Wyoming "37%"; Colorado "18%"; North Dakota "34%"; South Dakota "35%"; Nebraska "7%"; Minnesota "28%"; Iowa "46%"; Missouri "10%"; Wisconsin "21%"; Illinois "32%"; Michigan "15%"; Indiana "10%" (representing Indianapolis). There is a black-outlined star representing Indianapolis, IN and Salt Lake City, UT. The following states have green stars representing locations of our sales offices: WA, OR, AZ, NM, TX, OK, KS, AR, LA, OH. Text centered above the map "Local Business Lines". Text to the lower left of the map "(STAR)Indianapolis, IN, Salt Lake City, UT, and % Excludes Tier 1 Cities". Text to the lower right of the map "Illustration Only". To the right of the diagram is the following text:]
 .  Brand
 .  Product / Distribution
 .  Network / Systems

McLeodUSA logo.       . . number #1, most admired


Slide 11

Brand, Perpetual Catalog . . .

[Centered on the slide is a map of the continental United States, showing the 48 states therein. The two letter postal state abbreviation symbols "OR," "CA," "NV," "ID," "MT," "WY," "UT," "CO," "OK," "KS," "NE," "SD," "ND," "MN," "WI,"
"IA," "MO," "AR," "MS," "TN," "FL," "KY," "IL," "IN," "OH," "MI," appear within the respective boundaries of the state which each symbol represents. There is yellow shading in each of these states that have abbreviations with several states fully shaded in yellow and others shaded in part. The yellow shading represents

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areas covered by McLeodUSA directories. To the right of the diagram is the following text: "51 Million People; 30 Million Directories" The text "415,000 Business Customers" is centered above the map. The text "Illustration Only" is below the map.]

[To the left of the map and slightly overlapping the southwestern states of the United States is a picture of the McLeodUSA directory open to a yellow page ad with another large McLeodUSA directory and another small McLeodUSA directory lying partially on top. The text "Paper/Electronic" is above this picture. The text "www.mcleodusa.com" is below it.]

McLeodUSA logo.    . . . 97% bus/res coverage


Slide 12

Product/Distribution. . .

[On the right two-thirds of the slide appears a partial map of the continental United States, showing only the following states with the two letter postal state abbreviation symbols appearing within the respective boundaries of the state which each symbol represents: "WA," "OR," "ID," "MT," "WY," "UT," "CO," "AZ," "NM," "TX," "OK," "KS," "NE," "SD," "ND," "MN," "WI," "IA," "MO," "AR,"
"LA," "IL," "IN," "OH," "MI". There are green stars throughout these states representing our sales offices. Text "Customer - 95% Bundled Product" is centered above the map. To the right of the map is the text "136 Sales Offices". Text "Illustration Only" is below the map.]

[On the left one-third of the slide is a green arrow pointing upwards. Text "Sales Team" is below the arrow. Text "1450" represents the number of people on our sales team in "2000" at the bottom of the arrow and the text "1850" represents the number of people on our sales team in "2001" at the top of the arrow. To the right of the arrow is the following text:]

Voice
-----
Local
Long Distance

Data
----
Internet
Intranet
Private Line
Web Hosting
E-Commerce

McLeodUSA logo.    . . .  proven to penetrate

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Slide 13

Data And Voice Infrastructure. . .

[Centered on the slide is a map of the continental United States, including Alaska and Hawaii. On the map are circles representing location of our data/voice switches across the United States. The text "440 Data/Voice Switches" is centered above the map. The text "Illustration Only" is below the map.

McLeodUSA logo.    . . .  810 cities, 90% U.S. coverage


Slide 14

Network Extension. . .

[On the left two-thirds of the slide is a map of the continental United States showing our fiber route miles, core sites, hub sites and network centers. The text "32,500 Route Miles" is centered above the map. The text "Illustration Only" is below the map. The text "75% Intercity, 25% Intracity, 475 Pops/Hubs and *Level 3 Fiber Complete 1H2001" is to the right of the map. To the bottom left of the map is a key designating a triangle for a core site, a circle for a hub site, a black line for fiber route (with an "*"), and a triangle enclosed with a circle for a network center.]

McLeodUSA logo.    . . . one functional network


Slide 15

Customer and Network Systems . . .

[Four ovals are across the top portion of the slide with the following text in each oval: "Sales/Provisioning", "Billing", "Accounting" and "Customer Care". Immediately below the ovals are four boxes across the slide with the following text in each box: "Sales/Provisioning Database", "Billing Database", "Accounting Database" and "Customer Database". Immediately below the boxes are two rectangles centered beneath the boxes with the following text in each rectangle: "Free Form Data Feed" and "Systems Integrator -- Oracle, EDS". Immediately below the rectangles is another rectangle centered beneath with the following text: "NMS/Data Layer".]

McLeodUSA logo.    . . .  manage transactions

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Slide 16

M & A, Experienced, Successful. . .

[Merger and Acquisition timeline diagram, starting with the year 1996 continuing through 2000 and showing corporate logos of business acquired. Telecom*USA Publishing Company is shown in 1996, Consolidated Communications is shown in 1997, Dakota Telecommunications Group is shown in 1998, Ovation Communications is shown in 1999, Access is shown in 1999, Splitrock is shown in 2000, and CapRock is shown in 2000.]

McLeodUSA logo.    . . . integrating, leveraging people and assets


Slide 17

Our Performance . . .

[On the top half of the slide are two bar graphs. On the left is one representing "Revenue ($ Billions)". The year "99" shows "$0.9", the year "00 E" shows "$1.4" and the year "01 E" shows "$2.1". To the right is a bar graph representing "EBITDA ($ Millions)". The year "99" shows "$59", the year "00 E" shows "$115*", and the year "01 E" shows "$225". On the bottom half of the slide are two more bar graphs. On the left is one representing "Total Lines (Thousands)". The year "99" shows "679", the year "00 E" shows "1,080", and the year "01 E" shows "1,600". To the right is a bar graph representing "Books Distributed (Millions)". The year "99" shows "19", the year "00 E" shows "27", and the year "01 E" shows "33". Below the graphs is the text "*Includes $55M negative EBITDA from Splitrock Acquisition"]

McLeodUSA logo.    . . . will continue


Slide 18

Priorities/Imperatives. . .

 .  People
 .  Invest wisely
 .  Data
 .  Core products
 .  Systems

McLeodUSA logo.    . . .  our focus for 2001

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Slide 19

Large McLeodUSA logo.

Lyle Patrick


Slide 20

Financial Cornerstones. . .

 .  Viability of business plan
 .  Funding status
 .  Predictability/reliability

McLeodUSA logo.    . . . the foundation of our success


Slide 21

Cornerstone #1 . . .

A viable, replicable business plan
 .  market specific
 .  platform agnostic
 .  market profitability
 .  new market visibility

McLeodUSA logo.    . . . create and sustain cash flow


Slide 22

Market Summary . . .

            Total                  EBITDA Positive
            Markets/Books          Markets/Books
            -------------          -------------

                                   1999        2000
                                   ----        ----

CLEC                30             14          18

Publishing          260            188         216

McLeodUSA logo.    . . . impressive and improving

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Slide 23

Local Base, Allows for Bundling and . . .

[Centered on the slide are two pie charts side by side. On the left is a pie chart representing "80% Competitive Telecom", "15% Publishing"; "4% Local Exchange" and "1% Other". Above the pie chart is the text "Revenue $2.1B". On the right is a pie chart representing "59% Competitive Telecom", "27% Publishing", and "14% Local Exchange". Above the pie chart is the text "EBITDA $225M". Centered above both pie charts is the text "2001E".]

McLeodUSA logo.    . . . revenue stream quality


Slide 24

Factors Affecting 2001 . . .

 .  ISP Revenues
 .  Local Revenue Per Line
 .  Long Distance Rates
 .  Access Charges / Reciprocal Compensation
 .  Market Penetration

McLeodUSA logo.    . . . but stability in local market


Slide 25

Cornerstone #2 . . .

[Centered on the slide are two pie charts side by side. On the left is a pie chart representing "Operating Capital (2) $475", "High Yield Debt $725", and "Cash $600". Above the pie chart is the text "Sources (1) $1.8B". Below the pie chart is the text "(1) Excludes $725M Available Credit Facility, (2) EBITDA net of interest and working capital". On the right is a pie chart representing "2001 $1.0B", "2002 $450" and "4Q00 $350" Above the pie chart is the text "Uses $1.8B". Below and to the right of the pie chart is the text "*As of 9/30/00". Centered above both pie charts is the text "4Q00 - 2002E".

McLeodUSA logo.    . . . funded to free cash flow 2002

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Slide 26

Cornerstone #3...

                                         1996       2000(e)
                                         ----       -------
Revenue Drivers:
 .    CLEC Sales Headcount                192        1,450
 .    CLEC States Served                  2          25
 .    Total Revenue/Employee              $65k       $155k
CAPEX/Margin Drivers:
 .    Switches (Voice & Data)             1          440
 .    Fiber Miles                         2,300      24,500
 .    Total Gross Margin                  35%        46%
SG&A Drivers:
 .    Total SG&A/Revenue                  57%        39%
 .    Business Churn (CLEC)               0.5%       0.5%
 .    Sales/Total Headcount (CLEC)        9%         22%

McLeodUSA logo.    . . . predictable, staged execution


Slide 27

Summary . . .

 .  Viability of business plan
 .  Funding status
 .  Predictability/reliability

McLeodUSA logo.    . . . the foundation of our success


Slide 28

Large McLeodUSA logo.

Clark McLeod

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Slide 29

McLeodUSA, Great Timing . . .

[Three circles overlapping in part each of the other two circles. The text "People" is printed in the top circle; the text "Capital" is printed in the lower right circle; the text "'Execution" is printed in the lower left circle; and the text "Sustainable Levered Assets" is printed in the center of where the three circles overlap. To the right of the circles is the following text:]

 .  Team - Industry Leader
 .  Execution - Scalable & Replicable
 .  Financing - Funded

McLeodUSA logo.    . . . positioned for the opportunity


Slide 30

Safe Harbor . . .

Some of the statements contained in this slide presentation discuss future expectations, contain projections of results of operations or financial condition or state other forward-looking information. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The "forward-looking" information is based on various factors and was derived using numerous assumptions. Important factors that could cause actual events or results to be materially different from the forward-looking statements include availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, our developments in the industry, changes in the competitive climate in which we operate and the emergence of future opportunities. These and other applicable risks are summarized under "Risk Factors" in the McLeodUSA 424B Prospectus Supplement filed with the Securities and Exchange Commission on January 4, 2001.

McLeodUSA logo.


Slide 31

Large McLeodUSA logo.

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